Exhibit 3.1

[SEAL]	ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov
	In the office of	Document Number 20100184457-22
Articles of Incorporation (PURSUANT TO NRS 78)
	ROSS MILLER Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/24/2010 10:15 AM
Entity Number E0130482010-9

1.	Name of Corporation:	Fortune Vacation Travel Ltd.

2.	Resident Agent	X	Commercial Registered Agent:	Business Filings Incorporated
	for Service of Process:			Name
	(check only one box)		Non Commercial Registered Agent	OR	Office of Position with Entity
			(name and address below)		(name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
		Street Address			City		Zip Code
Nevada
		Mailing Address (if different from street address)			City		Zip Code

3.	Authorized Stock:
	(number of shares corporation	Number of shares		Par value		Number of shares
	is authorized to issue)	with par value:	75,000,000	per share: $	0.0001	without par value:

4.	Name and Addresses	1.			Zhihua Zhang
	of the Board of	Name
	Directors/Trustees:	21-2-6-1 JinHaiHua YuanDongYuan, XiGangQu, DaLian			LiaoNing	China	116000
	(each director/Trustee must	Street Address			City	State	Zip Code
	be a natural person at least	2.
	18 years of age; attach	Name
additional page if more than
	two directors/trustees)	Street Address			City	State	Zip Code

5.	Purpose:	The purpose of this Corporation shall be:
	(optional - see instructions)	To engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of NRS.

6.	Names, Address	Business Filings Incorporated			MARK WILLIAMS, AVP
	and Signature of	Name			Signature
	Incorporator:	8040 Excelsior Dr. Ste 200			Madison	WI	53717
	(attach additional page	Address			City	State	Zip Code
if more than one incorporator)

7.	Certificate of Acceptance
	of Appointment of	MARK WILLIAMS, AVP, Business Filings Incorporated				March 24, 2010
	Resident Agent:	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity				Date

This form must be accompanied by appropriate fees.